Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Expensify, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

    (i)    the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

    (ii)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ryan Schaffer
Ryan Schaffer
Chief Financial Officer
Date: May 16, 2022	(Principal Financial Officer)